Exhibit 99.1

Academy Sports + Outdoors Reports Second Quarter 2023 Results

Second Quarter GAAP Diluted EPS of $2.01, or $2.09 Adjusted Diluted EPS

Net Sales Decline (6.2)%; Comparable Sales Decline (7.5)%

Gross Margin Rate Improves 30 Basis Points to 35.6%

Returned $114 Million to Shareholders Through Repurchases & Dividends

KATY, TEXAS (Globe Newswire — August 31, 2023) – Academy Sports and Outdoors, Inc. (Nasdaq: ASO) ("Academy" or the "Company") today announced its financial results for the second quarter ended July 29, 2023.

"As we continue to move through a challenging economic environment, our priority remains to deliver great value to our customers with our broad and complete assortment and our engaging shopping experience. While sales in the second quarter were down versus last year, they steadily improved each month during the quarter, while also delivering a solid earnings performance," said Chief Executive Officer, Steve Lawrence. "The team is working hard on thoughtfully managing through our short-term challenges and remains focused on delivering against our long range plan objectives. Moving forward, we believe that Academy is well positioned to continue to capture market share as a leader in the sports and outdoors space. We are planting the seeds for future growth by opening 11-12 new stores this Fall, building out our omnichannel capabilities and expanding our portfolio of new and exciting brands that resonate with our core customer.”

Second Quarter Operating Results ($ in millions, except per share data)	13 Weeks Ended		Change
	July 29, 2023	July 30, 2022%
Net Sales	$1,583.1	$1,686.9	(6.2)%
Comparable Sales	(7.5)%	(6.0)%
Income before income tax	$203.3	$247.0	(17.7)%
Net Income	$157.1	$188.8	(16.8)%
Adjusted net income (1)	$163.6	$193.5	(15.5)%
Earnings per common share, diluted	$2.01	$2.22	(9.5)%
Adjusted earnings per common share, diluted (1)	$2.09	$2.28	(8.3)%

Year-to-Date Operating Results ($ in millions, except per share data)	26 Weeks Ended		Change
	July 29, 2023	July 30, 2022%
Net Sales	$2,966.7	$3,154.6	(6.0)%
Comparable Sales	(7.4)%	(6.7)%
Income before income tax	$322.0	$442.3	(27.2)%
Net Income	$251.0	$338.6	(25.9)%
Adjusted net income (1)	$266.6	$346.0	(22.9)%
Earnings per common share, diluted	$3.19	$3.90	(18.2)%
Adjusted earnings per common share, diluted (1)	$3.39	$3.99	(15.0)%

(1) Adjusted net income and Adjusted earnings per common share, diluted, are non-GAAP measures. See "Non-GAAP Measures" and "Reconciliations of GAAP to Non-GAAP Financial Measures" below for reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measures.

	As of		Change
Balance Sheet ($ in millions)	July 29, 2023	July 30, 2022%
Cash and cash equivalents	$311.3	$399.9	(22.2)%
Merchandise inventories, net	$1,309.0	$1,304.6	0.3%
Long-term debt, net	$583.7	$683.1	(14.6)%

	26 Weeks Ended		Change
Capital Allocation ($ in millions)	July 29, 2023	July 30, 2022%
Share repurchases	$157.6	$288.6	(45.4)%
Dividends paid	$13.8	$12.8	7.8%

Subsequent to the end of the second quarter, on August 30, 2023, Academy announced that its Board of Directors declared a quarterly cash dividend of $0.09 per share of common stock. The dividend is payable on October 11, 2023, to stockholders of record as of the close of business on September 13, 2023.

Michael Mullican, President, said, "In the second quarter we made significant progress in aligning our expenses with our current sales trends. Our operating margin improved 420 basis points from the first quarter, driven by higher gross margin, sequential improvement in shrink as a rate to sales and disciplined expense management. We also continued to execute our capital allocation plan in the quarter, while self-funding our long-term growth initiatives."

New Store Openings
During the second quarter, Academy opened one new store, bringing the total quarter-end number of stores to 270 stores. The Company expects to open six stores in the third quarter and five to six in the fourth quarter and a total of 120 to 140 stores over the five fiscal year period ending with fiscal 2027.

2023 Outlook
Academy is reiterating its previous sales and net income guidance for fiscal 2023, while updating its EPS forecast to reflect the share repurchase activity completed in the second quarter.

	Previous Guidance		Updated Guidance
(in millions, except per share data)	Low end	High end	Low end	High end
Net Sales	$6,175.0	$6,365.0	no change	no change

Comparable Sales	(7.5)%	(4.5)%	no change	no change

Gross Margin Rate	34.0%	34.4%	no change	no change

Income Before Income Taxes	$675	$750	no change	no change

Net Income	$520	$575	no change	no change

Earnings per Common Share, Diluted	$6.50	$7.20	$6.65	$7.35

Adjusted Earnings per Common Share, Diluted (1)	$6.80	$7.50	$6.95	$7.65

Diluted Weighted Average Common Shares Outstanding	79.7	79.7	78.1	78.1

Capital Expenditures	$200	$250	no change	no change

Adjusted Free Cash Flow (1)	$400	$450	no change	no change

(1) Adjusted earnings per common share, diluted, and adjusted free cash flow are non-GAAP measures. See "Non-GAAP Measures" and "Reconciliations of GAAP to Non-GAAP Financial Measures" below for reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measures.

The earnings per common share guidance reflects a tax rate of approximately 23.0% and does not include any potential future share repurchases.

Conference Call Info
Academy will host a conference call today at 10:00 a.m. Eastern Time to discuss its financial results. Listeners may access the call by dialing 1-877-407-3982 (U.S.) or 1-201-493-6780 (International). The passcode is 13740446.
A webcast of the call can be accessed at investors.academy.com. A telephonic replay of the conference call will be available for approximately 30 days, by dialing 1-844-512-2921 (U.S.) or 1-412-317-6671 (International) and entering passcode 13738834. An archive of the webcast will be available at investors.academy.com for 30 days.

About Academy Sports + Outdoors
Academy is a leading full-line sporting goods and outdoor recreation retailer in the United States. Originally founded in 1938 as a family business in Texas, Academy has grown to 270 stores across 18 states as of quarter end. Academy’s mission is to provide “Fun for All” and Academy fulfills this mission with a localized merchandising strategy and value proposition that strongly connects with a broad range of consumers. Academy’s product assortment focuses on key categories of outdoor, apparel, footwear and sports & recreation through both leading national brands and a portfolio of private label brands.

Non-GAAP Measures
Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, Adjusted Earnings per Common Share, and Adjusted Free Cash Flow have been presented in this press release as supplemental measures of financial performance that are not required by, or presented in accordance with, generally accepted accounting principles (“GAAP”). The Company believes that the presentation of these non-GAAP measures is useful to investors as it provides additional information on comparisons between periods by excluding certain items that affect overall comparability. The Company uses these non-GAAP financial measures for business planning purposes, to consider underlying trends of its business, and in measuring its performance relative to others in the market, and believes presenting these measures also provides information to investors and others for understanding and evaluating trends in the Company’s operating results or measuring performance in the same manner as the Company’s management. Non-GAAP financial measures should be considered in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. The calculation of these non-GAAP financial measures may differ from similar measures reported by other companies and may not be comparable to other similarly titled measures. For additional information on these non-GAAP financial measures, please see our Annual Report for the fiscal year ended January 28, 2023 (the "Annual Report"), which may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov.

See “Reconciliations of GAAP to Non-GAAP Financial Measures” below for reconciliations of non-GAAP financial measures used in this press release to their most directly comparable GAAP financial measures.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Academy’s current expectations and are not guarantees of future performance. forward-looking statements may incorporate words such as “believe,” “expect,” “forward,” “ahead,” “opportunities,” “plans,” “priorities,” “goals,” “future,” “short/long term,” “will,” “should,” or the negative version of these words or other comparable words. The forward-looking statements include, among other things, statements regarding the Company’s fiscal 2023 outlook, the Company’s strategic plans and financial objectives, growth of the Company’s business and operations, the Company’s payment of dividends and declaration of future dividends, including the timing and amount thereof, share repurchases by the Company, the Company's expectations regarding its future performance, and future financial condition, and other such matters, and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Actual results may differ materially from these expectations due to changes in global, regional, or local economic, business, competitive, market, regulatory and other factors that could affect overall consumer spending or our industry, including the possible effects of ongoing macroeconomic challenges, inflation and increases in interest rates, or changes to the financial health of our customers, many of which are beyond Academy's control. These and other important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in Academy's filings with the SEC, including the Annual Report and the Company’s Quarterly Report for the thirteen and twenty-six weeks ended July 29, 2023, under the caption "Risk Factors," as may be updated from time to time in our periodic filings with the SEC. Any forward-looking statement in this press release speaks only as of the date of this release. Academy undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Investor Contact	Media Contact
Matt Hodges	Elise Hasbrook
VP, Investor Relations	VP, Communications
281-646-5362	281-944-6041
matt.hodges@academy.com	elise.hasbrook@academy.com

ACADEMY SPORTS AND OUTDOORS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(Amounts in thousands, except per share data)

	Thirteen Weeks Ended
	July 29, 2023	Percentage of Sales (1)	July 30, 2022	Percentage of Sales (1)
Net sales	$1,583,077	100.0%	$1,686,915	100.0%
Cost of goods sold	1,019,631	64.4%	1,090,852	64.7%
Gross margin	563,446	35.6%	596,063	35.3%
Selling, general and administrative expenses	352,483	22.3%	339,329	20.1%
Operating income	210,963	13.3%	256,734	15.2%
Interest expense, net	11,313	0.7%	11,157	0.7%
Other (income), net	(3,623)	(0.2)%	(1,441)	(0.1)%
Income before income taxes	203,273	12.8%	247,018	14.6%
Income tax expense	46,198	2.9%	58,217	3.5%
Net income	$157,075	9.9%	$188,801	11.2%

Earnings Per Common Share:
Basic	$2.06		$2.28
Diluted	$2.01		$2.22

Weighted Average Common Shares Outstanding:
Basic	76,104		82,960
Diluted	78,091		84,906
(1) Column may not add due to rounding

ACADEMY SPORTS AND OUTDOORS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(Amounts in thousands, except per share data)

	Twenty-Six Weeks Ended
	July 29, 2023	Percentage of Sales (1)	July 30, 2022	Percentage of Sales (1)
Net sales	$2,966,686	100.0%	$3,154,645	100.0%
Cost of goods sold	1,936,125	65.3%	2,037,158	64.6%
Gross margin	1,030,561	34.7%	1,117,487	35.4%
Selling, general and administrative expenses	693,402	23.4%	655,260	20.8%
Operating income	337,159	11.4%	462,227	14.7%
Interest expense, net	22,543	0.8%	22,077	0.7%
Other (income), net	(7,336)	(0.2)%	(2,138)	(0.1)%
Income before income taxes	321,952	10.9%	442,288	14.0%
Income tax expense	70,907	2.4%	103,681	3.3%
Net income	$251,045	8.5%	$338,607	10.7%

Earnings Per Common Share:
Basic	$3.28		$3.99
Diluted	$3.19		$3.90

Weighted Average Common Shares Outstanding:
Basic	76,483		84,809
Diluted	78,735		86,792
(1) Column may not add due to rounding

ACADEMY SPORTS AND OUTDOORS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Amounts in thousands)

	July 29, 2023	January 28, 2023	July 30, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$311,336	$337,145	$399,857
Accounts receivable - less allowance for doubtful accounts of $2,534, $2,004 and $1,143, respectively	14,625	16,503	14,521
Merchandise inventories, net	1,309,033	1,283,517	1,304,556
Prepaid expenses and other current assets	80,490	47,747	46,448
Assets held for sale	—	1,763	1,763
Total current assets	1,715,484	1,686,675	1,767,145

PROPERTY AND EQUIPMENT, NET	404,967	351,424	350,628
RIGHT-OF-USE ASSETS	1,091,145	1,100,085	1,087,085
TRADE NAME	577,929	577,716	577,299
GOODWILL	861,920	861,920	861,920
OTHER NONCURRENT ASSETS	23,971	17,619	9,892
Total assets	$4,675,416	$4,595,439	$4,653,969

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$669,832	$686,472	$778,016
Accrued expenses and other current liabilities	234,011	240,169	251,569
Current lease liabilities	112,936	109,075	87,042
Current maturities of long-term debt	3,000	3,000	3,000
Total current liabilities	1,019,779	1,038,716	1,119,627

LONG-TERM DEBT, NET	583,729	584,456	683,065
LONG-TERM LEASE LIABILITIES	1,060,996	1,072,192	1,081,790
DEFERRED TAX LIABILITIES, NET	260,909	259,043	235,187
OTHER LONG-TERM LIABILITIES	11,964	12,726	13,029
Total liabilities	2,937,377	2,967,133	3,132,698

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY :
Preferred stock, $0.01 par value, authorized 50,000,000 shares; none issued and outstanding	—	—	—
Common stock, $0.01 par value, authorized 300,000,000 shares; 74,845,563; 76,711,720 and 79,725,034 issued and outstanding as of July 29, 2023, January 28, 2023, and July 30, 2022, respectively.	748	767	797
Additional paid-in capital	236,789	216,209	196,510
Retained earnings	1,500,502	1,411,330	1,323,964
Stockholders' equity	1,738,039	1,628,306	1,521,271
Total liabilities and stockholders' equity	$4,675,416	$4,595,439	$4,653,969

ACADEMY SPORTS AND OUTDOORS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Amounts in thousands)

	Twenty-Six Weeks Ended
	July 29, 2023	July 30, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$251,045	$338,607
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	52,021	51,852
Non-cash lease expense	1,604	548
Equity compensation	19,883	9,657
Amortization of deferred loan and other costs	1,348	1,552
Deferred income taxes	1,866	17,976
Gain on disposal of property and equipment	(361)	—
Changes in assets and liabilities:
Accounts receivable, net	1,878	5,197
Merchandise inventories, net	(25,516)	(132,748)
Prepaid expenses and other current assets	(37,559)	(9,987)
Other noncurrent assets	(6,924)	(5,788)
Accounts payable	(12,446)	31,596
Accrued expenses and other current liabilities	(3,316)	(47,447)
Income taxes payable	805	(3,219)
Other long-term liabilities	(762)	610
Net cash provided by operating activities	243,566	258,406

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(109,759)	(48,050)
Purchases of intangible assets	(213)	(84)
Proceeds from the sale of property and equipment	2,126	—
Net cash used in investing activities	(107,846)	(48,134)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of Term Loan	(1,500)	(1,500)
Proceeds from exercise of stock options	11,639	4,683
Proceeds from issuance of common stock under employee stock purchase program	2,887	2,797
Taxes paid related to net share settlement of equity awards	(4,283)	(974)
Repurchase of common stock for retirement	(156,447)	(288,612)
Dividends paid	(13,825)	(12,807)
Net cash used in financing activities	(161,529)	(296,413)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(25,809)	(86,141)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	337,145	485,998
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$311,336	$399,857

ACADEMY SPORTS AND OUTDOORS, INC.
RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

Adjusted EBITDA and Adjusted EBIT
We define “Adjusted EBITDA” as net income (loss) before interest expense, net, income tax expense and depreciation, amortization, and impairment, further adjusted to exclude costs such as equity compensation expense, (gain) loss on early retirement of debt, net, payroll taxes associated with a vesting event, as a result of a secondary offering, of certain time and performance-based equity awards, which occurred in May 2021 (the “2021 Vesting Event”) and other adjustments. We define “Adjusted EBIT” as net income (loss) before interest expense, net, and income tax expense, further adjusted to exclude costs such as equity compensation expense, (gain) loss on early retirement of debt, net, payroll taxes associated with the 2021 Vesting Event and other adjustments. We describe these adjustments reconciling net income (loss) to Adjusted EBITDA and Adjusted EBIT in the following table (amounts in thousands):

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	July 29, 2023	July 30, 2022	July 29, 2023	July 30, 2022
Net income	$157,075	$188,801	$251,045	$338,607
Interest expense, net	11,313	11,157	22,543	22,077
Income tax expense	46,198	58,217	70,907	103,681
Depreciation and amortization	25,760	26,274	52,021	51,852
Equity compensation (a)	8,501	6,158	19,883	9,657
Adjusted EBITDA (b)	$248,847	$290,607	$416,399	$525,874
Less: Depreciation and amortization	(25,760)	(26,274)	(52,021)	(51,852)
Adjusted EBIT (b)	$223,087	$264,333	$364,378	$474,022

(a)	Represents non-cash charges related to equity-based compensation, which vary from period to period depending on certain factors such as timing and valuation of awards, achievement of performance targets and equity award forfeitures.
(b)
Effective January 28, 2023, we no longer exclude pre-opening expenses from our computations of Adjusted EBITDA and Adjusted EBIT. Adjusted EBITDA and Adjusted EBIT for the thirteen and twenty-six weeks ended July 30, 2022 have been revised to the current period computation methodology.

Adjusted Net Income and Adjusted Earnings Per Common Share
We define “Adjusted Net Income” as net income (loss), plus costs such as equity compensation expense, (gain) loss on early retirement of debt, net, payroll taxes associated with the 2021 Vesting Event and other adjustments, less the tax effect of these adjustments. We define “Adjusted Earnings per Common Share, Basic” as Adjusted Net Income divided by the basic weighted average common shares outstanding during the period and “Adjusted Earnings per Common Share, Diluted” as Adjusted Net Income divided by the diluted weighted average common shares outstanding during the period. We describe these adjustments reconciling net income (loss) to Adjusted Net Income, and Adjusted Earnings Per Common Share in the following table (amounts in thousands, except per share data):

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	July 29, 2023	July 30, 2022	July 29, 2023	July 30, 2022
Net income	$157,075	$188,801	$251,045	$338,607
Equity compensation (a)	8,501	6,158	19,883	9,657
Tax effects of these adjustments (b)	(2,008)	(1,449)	(4,378)	(2,265)
Adjusted Net Income (c)	$163,568	$193,510	$266,550	$345,999

Earnings per common share:
Basic	$2.06	$2.28	$3.28	$3.99
Diluted	$2.01	$2.22	$3.19	$3.90
Adjusted Earnings per Common Share:
Basic	$2.15	$2.33	$3.49	$4.08
Diluted	$2.09	$2.28	$3.39	$3.99
Weighted average common shares outstanding:
Basic	76,104	82,960	76,483	84,809
Diluted	78,091	84,906	78,735	86,792

(a)	Represents non-cash charges related to equity-based compensation, which vary from period to period depending on certain factors such as timing and valuation of awards, achievement of performance targets and equity award forfeitures.
(b)
For the thirteen and twenty-six weeks ended July 29, 2023 and July 30, 2022, this represents the estimated tax effect (by using the projected full year tax rates for the respective years) of the total adjustments made to arrive at Adjusted Net Income.

(c)
Effective January 28, 2023, we no longer exclude pre-opening expenses from our computations of Adjusted Net Income. Adjusted Net Income for the thirteen and twenty-six weeks ended July 30, 2022 has been revised to the current period computation methodology.

GAAP to Adjusted Earnings Per Common Share, Diluted, Guidance Reconciliation (amounts in millions, except per share data)

	Low Range*	High Range*
	Fiscal Year Ending February 3, 2024	Fiscal Year Ending February 3, 2024
Net Income	$520	$575
Equity compensation (a)	33	33
Tax effects of these adjustments (a)	(8)	(8)
Adjusted Net Income	$545	$600

Earnings Per Common Share, Diluted	$6.65	$7.35
Equity compensation (a)	0.41	0.41
Tax effects of these adjustments (a)	(0.11)	(0.11)
Adjusted Earnings per Common Share, Diluted	$6.95	$7.65

* Amounts presented have been rounded.
(a)	Adjustments include non-cash charges related to equity-based compensation (as defined above), which may vary from period to period. The tax effect of these adjustments is determined by using the projected full year tax rate for the fiscal year.

Adjusted Free Cash Flow
We define “Adjusted Free Cash Flow” as net cash provided by (used in) operating activities less net cash used in investing activities. We describe these adjustments reconciling net cash provided by operating activities to Adjusted Free Cash Flow in the following table (amounts in thousands):

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	July 29, 2023	July 30, 2022	July 29, 2023	July 30, 2022
Net cash provided by operating activities	$191,431	$161,309	$243,566	$258,406
Net cash used in investing activities	(67,299)	(30,822)	(107,846)	(48,134)
Adjusted Free Cash Flow	$124,132	$130,487	$135,720	$210,272

Adjusted Free Cash Flow, Guidance Reconciliation (amounts in millions)

	Low Range*	High Range*
	Fiscal Year Ending February 3, 2024	Fiscal Year Ending February 3, 2024
Net cash provided by operating activities	$600	$700
Net cash used in investing activities	(200)	(250)
Adjusted Free Cash Flow	$400	$450

* Amounts presented have been rounded.